EXHIBIT 10.20
-------------



----------------------------------------------------------------------






                            THIRD AMENDMENT

                                  TO

                      PURCHASE AND SALE AGREEMENT

                                  AND

                           ESCROW AGREEMENT




                             by and among



                      THE SELLERS DEFINED HEREIN,

                    BANYAN STRATEGIC REALTY TRUST,

                    DENHOLTZ MANAGEMENT CORPORATION


                                  and


               COMMONWEALTH LAND TITLE INSURANCE COMPANY




                          Dated May 11,  2001

















----------------------------------------------------------------------

            THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

                                  AND

                           ESCROW AGREEMENT



     This Third Amendment (this "Third Amendment") to Purchase and Sale Agreement made this 11th day of May, 2001 by and among BSRT University Square L.L.C., an Illinois limited liability company, BSRT Woodcrest Office Park Limited Partnership, an Illinois limited partnership, BSRT Commerce Center L.L.C., an Illinois limited liability company, BSRT Avalon Ridge L.L.C., an Illinois limited liability company, BSRT Technology Park (GA) L.L.C., an Illinois limited liability company, BSRT Johns Creek L.L.C., an Illinois limited liability company, BSRT/M&J Northlake Limited Partnership, an Illinois limited partnership, BSRT Technology Center L.L.C., an Illinois limited liability company, BSRT Fountain Square L.L.C., an Illinois limited liability company, BSRT University Corporation Center L.L.C., an Illinois limited liability company, BSRT Metric Plaza L.L.C., an Illinois limited liability company, BSRT Park Center L.L.C., an Illinois limited liability company, BSRT Sand Lake Tech Center L.L.C., an Illinois limited liability company, BSRT Peachtree Pointe L.L.C., an Illinois limited liability company, BSRT Phoenix Business Park L.L.C., an Illinois limited liability company, BSRT Southlake L.L.C., an Illinois limited liability company, BSRT Avalon Center L.L.C., an Illinois limited liability company, BSRT Airways Plaza L.L.C., an Illinois limited liability company, BSRT Newtown Trust, a Massachusetts business trust, BSRT Lexington Trust, a Massachusetts business trust, BSRT Lexington B Corp., an Illinois corporation, Banyan/Morgan MOC Limited Partnership, an Illinois limited partnership, Banyan/Morgan Willowbrook Limited Partnership, an Illinois limited partnership, Banyan/Morgan Elmhurst L.L.C., an Illinois limited liability company, Banyan/Morgan Wisconsin L.L.C., an Illinois limited liability company, BSRT Riverport Trust, a Massachusetts business trust, BSRT Butterfield Office Plaza L.L.C., an Illinois limited liability company, and Tower Lane Limited Partnership, an Illinois limited partnership, each having an address of c/o Banyan Strategic Realty Trust, 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606 (hereinafter individually referred to as a "Seller" and collectively referred to as the "Sellers"), Banyan Strategic Realty Trust, a Massachusetts business trust having an address at 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606 (hereinafter referred to as "BSRT"), Commonwealth Land Title Insurance Company, a Pennsylvania corporation (hereinafter referred to as "Escrow Agent") and Denholtz Management Corporation, a New Jersey corporation, having an address of c/o Denholtz Associates, 1600 St. Georges Avenue, Rahway, New Jersey 07065, its assignees or nominees (hereinafter referred to as "Buyer").


                            R E C I T A L S
                            ---------------

     Sellers, BSRT and Buyer executed and delivered (i) that certain Purchase and Sale Agreement dated January 8, 2001 (the "P&S Agreement") for the purchase and sale of thirty (30) Properties (as defined in the P&S Agreement), and (ii) together with Escrow Agent, that certain Escrow Agreement (the "Escrow Agreement") dated January 8, 2001; and

     Sellers, BSRT, Buyer and Escrow Agent executed and delivered that certain First Amendment to the Purchase and Sale Agreement and Escrow Agreement dated March 28, 2001 (the "First Amendment") and that certain Second Amendment to the Purchase and Sale Agreement and Escrow Agreement dated April 9, 2001 (the "Second Amendment"); and

     Sellers, BSRT, Buyer and Escrow Agent desire to further amend the P&S Agreement, as amended by the First Amendment and the Second Amendment (collectively hereinafter referred to as the "Contract") and the Escrow Agreement on the terms and conditions hereof.

     Now, therefore, the parties hereto, in consideration of the mutual covenants herein contained, and respectively expressing the intention to be legally bound hereby, covenant and agree to amend the Contract and the Escrow Agreement as follows:

     1. DEFINITIONS. Any capitalized term used but not defined in this Third Amendment shall have that meaning ascribed to it in the Contract or the Escrow Agreement (as the case may be).

     2. DENHOLTZ LOAN. Notwithstanding anything in the Contract to the contrary, on the New Closing Date, BSRT shall lend to Steven J. Denholtz ("Denholtz") the principal amount of one million five hundred thousand ($1,500,000.00) dollars. Such loan (the "Denholtz Loan") shall be evidenced by a promissory note (the "Denholtz Note") made by Denholtz in favor of BSRT in the form attached hereto as Exhibit A. The Denholtz Note shall be unsecured. Payments of accrued interest only shall be due and payable monthly on the same day of the month as the day of the New Closing Date. The Denholtz Note shall be delivered by Buyer to Sellers on the New Closing Date in lieu of cash otherwise due.

     3. DP II LOAN. Notwithstanding anything in the Contract to the contrary, on the New Closing Date, BSRT shall lend to DP II LLC, a New Jersey limited liability company ("DP II") the principal amount of one million five hundred thousand ($1,500,000.00) dollars. Such loan (the
"DP II Loan") shall be evidenced by a promissory note (the "DP II Note") made by DP II in favor of BSRT in the form attached hereto as Exhibit A. The DP II Note shall be unsecured. Payments of accrued interest only shall be due and payable monthly on the same day of the month as the day of the New Closing Date. The DP II Note shall be delivered by Buyer to Sellers on the New Closing Date in lieu of cash otherwise due.

     4. SUBSECTION 8.3 AMENDMENT. The sixth sentence of Subsection 8.3 of the P&S Agreement is hereby stricken and replaced with the following:

     "At the Closing, the costs incurred by any Seller in connection with a new Tenant Lease (i.e., a Tenant Lease executed on or after the date of this Agreement) for brokerage commissions and work allowances shall be allocated between such Seller and Buyer, with Buyer responsible for an amount equal to a fraction thereof whose numerator is the number of days in the term of the new Tenant Lease (excluding any unexercised renewal terms) from and after the Closing and whose denominator is the number of days in the term of such new Tenant Lease (excluding any unexercised terms); provided, however, that the total credit available to Sellers pursuant to this sentence shall be reduced by the sum of two hundred thousand ($200,000.00) dollars."


     5. FOSTER WHEELER. Notwithstanding anything to the contrary set forth in the Contract, on the New Closing Date, BSRT shall give Buyer a credit in an amount equal to forty one thousand seven hundred forty three ($41,743) dollars representing amounts owed to Foster Wheeler for certain tenant improvements.

     6. BSRT CREDITS. Notwithstanding anything to the contrary set forth in the Contract, on the New Closing Date, the Buyer shall give BSRT
a credit in the amount equal to   all accrued base rent payable under that
certain Standard Office Lease dated August 14, 1997 by and between AG 97 A.B., L.L.C., a Georgia limited liability company, and Home Wireless Networks, Inc. for the Property known as Avalon Center (3135 Avalon Ridge Parkway, Norcross, Georgia) for the period from April 1, 2001 through the New Closing Date and nine thousand ($9,000) dollars representing a reimbursement of certain legal fees payable by BSRT to Powell Goldstein Frazer & Murphy.

     7. BOARD OF TRUSTEES APPROVAL. BSRT hereby represents and warrants that its Board of Trustees has approved this Third Amendment on May 10, 2001.

     8. EXECUTION. The parties hereto agree that this Third Amendment shall be valid and binding when executed and exchanged by telecopier provided that the parties shall promptly thereafter exchange original execution copies of this Third Amendment.

     9. CONSIDERATION. Each of Denholtz and DP II acknowledge that they have a financial interest in the entities that will be acquiring the Properties and there is adequate consideration for the credit herein extended. DP II further represents and warrants that the execution and delivery of the DP II Note will not contravene any other agreement to which DP II is a party or is bound.

     10. SCHEDULED NEW CLOSING DATE. The parties agree that the scheduled New Closing Date is May 17, 2001.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date first above written.

                            BUYER:

                            DENHOLTZ MANAGEMENT CORPORATION

                            By:
                                  ------------------------------
                            Name:
                                  ------------------------------
                            Title:
                                  ------------------------------


                            DP II LLC

                            By:
                                  ------------------------------
                                  Steven Denholtz, Manager


                            ------------------------------------
                            Steven Denholtz, in his individual
                            capacity



                            BANYAN STRATEGIC REALTY TRUST

                            By:
                                  ------------------------------
                            Name:
                                  ------------------------------
                            Title:
                                  ------------------------------



                            SELLERS:

                            ALL SELLERS AS DEFINED ABOVE

                            By:
                                  ------------------------------
                                  Name:
                                  Title:
                                  Of the applicable Seller or
                                  the managing member or general
                                  partner or corporate trustee of
                                  the applicable Seller


                            ESCROW AGENT:

                            COMMONWEALTH LAND TITLE INSURANCE COMPANY

                            By:
                                  ------------------------------
                            Name:
                                  ------------------------------
                            Title:
                                  ------------------------------